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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           August 22, 2000
                                                --------------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


         Delaware                      001-15323                 31-0738296
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


     1 Bank One Plaza, Chicago, IL                                  60670
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(Address of principal executive offices)                          (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5.  Other Events

  On August 22, 2000, the Registrant issued two press releases announcing changes in its board of directors and the retirement of its President. A copy of each press release is attached as Exhibit 99(a) and Exhibit 99(b), respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's August 22, 2000 Press Release announcing changes in its board of directors.

     99(b) Registrant's August 22, 2000 Press Release announcing the retirement of its President.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BANK ONE CORPORATION
                                      ---------------------
                                      (Registrant)


Date:  August 22, 2000                By:    /s/ M. Eileen Kennedy
      -----------------------                -----------------------------------
                                             Title: Treasurer


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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------

99(a) Registrant's August 22, 2000 Press Release announcing changes in its board of directors.

99(b) Registrant's August 22, 2000 Press Release announcing the retirement of its President.

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